UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549





                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 29, 2000






                               CNB FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                         Commission File Number 33-45522
                                                --------



          New York                                               22-3203747
-------------------------------                              ------------------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)



                    24 Church Street, Canajoharie N.Y. 13317
               ---------------------------------------------------
               (Address of principal executive offices - Zip code)



         Registrant's telephone number, include area code       (518) 673-3243

                            FORM 8K - CURRENT REPORT


     Item 1  -    None

     Item 2  -    None

     Item 3  -    None

     Item 4  -    None

     Item 5  -    See attached press release regarding stock repurchase program

     Item 6  -    None

     Item 7  -    None

     Item 8  -    None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CNB FINANCIAL CORP.
                                               Registrant



     Date:  February 29, 2000              By: /s/ PETER J. CORSO
                                              ---------------------------------
                                                   Peter J. Corso
                                                   Executive Vice President and
                                                   Chief Financial Officer